Exhibit 99.1

COMMON STOCK PURCHASE AGREEMENT

This COMMON STOCK PURCHASE AGREEMENT (this “Agreement”) is dated as of November 17, 2010 by and between Medizone International, Inc. (the “Company”), and Mammoth Corporation (the “Purchaser”).  Capitalized terms used in this Agreement and not otherwise defined shall have the meanings ascribed to them in Article 9 hereof.

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall have the right to issue and sell to Purchaser from time to time as provided herein, and Purchaser shall be obligated to purchase up to $10,000,000 of Common Stock subject to the terms and conditions set forth herein; and

WHEREAS, such investments will be made by the Purchaser as statutory underwriter of a registered indirect primary offering of such Common Stock by the Company.

NOW, THEREFORE, in consideration of the foregoing premises, and the promises and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties, intending to be legally bound, hereby agree as follows:

ARTICLE 1
PURCHASE AND SALE OF COMMON STOCK

Section 1.1.

Purchase and Sale of Draw Down Shares.  Subject to the terms and conditions of this Agreement, the Company may sell and issue to the Purchaser and the Purchaser shall be obligated to purchase from the Company, up to an aggregate of $10,000,000 of the Common Stock (the “Commitment Amount”).

Section 1.2.

Purchase Price and Initial Closing.  The delivery of executed documents under this Agreement and the other agreements referred to herein, (the “Initial Closing”) shall take place at the offices of 1 First Bank Plaza, Suite 205, Lake Zurich, IL  60047 (i) within five (5) days from the date hereof, or (ii) such other time and place or on such date as the Purchaser and the Company may agree upon (the “Initial Closing Date”).  Each party shall deliver all documents, instruments and writings required to be delivered by such party pursuant to this Agreement at or prior to the Initial Closing.

ARTICLE 2
REPRESENTATIONS AND WARRANTIES

Section 2.1.

Representation and Warranties of the Company.  The Company hereby makes the following representations and warranties to the Purchaser:

(a)

Organization, Good Standing and Power.  The Company is a corporation duly incorporated validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate authority to own, lease and operate its properties and assets and to carry on its business as now being conducted.  The Company does not have any subsidiaries and does not own more than fifty percent (50%) of or control any other business entity except as set forth in the SEC Documents.  The Company is duly qualified to do business and is in good standing as a foreign corporation in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a Material Adverse Effect.

(b)

Authorization, Enforcement.  (i) The Company has the requisite corporate power and corporate authority to enter into and perform its obligations under the Transaction Documents and to issue the Draw Down Shares pursuant to their respective terms, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required, and (iii) the Transaction Documents have been duly executed and delivered by the Company and at the Initial Closing shall constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.  The Company has duly and validly authorized and reserved for issuance shares of Common Stock sufficient in number for the issuance of the Draw Down Shares.

(c)

Capitalization.  The authorized capital stock of the Company consists of 395,000,000 shares of Common Stock of which 257,803,838 shares are issued and outstanding and 50,000,000 shares of preferred stock of which none are issued and outstanding.  All of the outstanding shares of the Company’s Common Stock have been duly and validly authorized and are fully paid and non-assessable, except as set forth in the SEC Documents.  Except as set forth in this Agreement and the Registration Rights Agreement and as set forth in the SEC Documents, or on Schedule 2.1(c) hereto, no shares of Common Stock are entitled to preemptive rights or registration rights and there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company.  Furthermore, except as set forth in this Agreement and as set forth in the SEC Documents or on Schedule 2.1(c), there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company.  Except as set forth on Schedule 2.1(c), the Company is not a party to any agreement granting registration rights to any person with respect to any of its equity or debt securities.  Except as set forth on Schedule 2.1(c), the Company is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company.  Except as set forth in the SEC Documents or on Schedule 2.1(c) hereto, the offer and sale of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to the Initial Closing complied with all applicable federal and state securities laws, and no stockholder has a right of rescission or damages with respect thereto which would have a Material Adverse Effect.  The Company has made available to the Purchaser true and correct copies of the Company’s articles or certificate of incorporation as in effect on the date hereof (the “Charter”), and the Company’s bylaws as in effect on the date hereof (the “Bylaws”).  The Company has not received any notice from the Principal Market questioning or threatening the continued inclusion of the Common Stock on such market.

(d)

Issuance of Shares.  The Shares to be issued under this Agreement have been duly authorized by all necessary corporate action and, when paid for and issued in accordance with the terms hereof shall be validly issued and outstanding, fully paid and non-assessable, and the Purchaser shall be entitled to all rights accorded to a holder of Common Stock.

(e)

No Conflicts.  Except as set forth on Schedule 2.1(e), the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated herein do not and will not (i) violate any provision of the Company’s Charter or Bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party, (iii) create or impose a lien, charge or encumbrance on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (iv) result in a violation of any federal, state, local or other foreign statute, rule, regulation, order, judgment or decree (including any federal or state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries are bound or affected, except, in all cases, for such conflicts, defaults, termination, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect.  The business of the Company and its subsidiaries is not being conducted in violation of any laws, ordinances or regulations of any governmental entity, except for possible violations which singularly or in the aggregate do not and will not have a Material Adverse Effect.  The Company is not required under any federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement, or issue and sell the Shares in accordance with the terms hereof (other than any filings which may be required to be made by the Company with the SEC or state securities administrators subsequent to the Initial Closing and any registration statement which may be filed pursuant hereto); provided, however, that for purpose of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Purchaser herein.

(f)

SEC Documents, Financial Statements.  The Common Stock of the Company is registered pursuant to Section 12(g) of the Exchange Act, and, except as disclosed in the SEC Documents or on Schedule 2.1(f) hereto, the Company has timely filed all annual, quarterly, and current reports required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(d) of the Exchange Act (all of the foregoing including filings incorporated by reference therein being referred to herein as the “SEC Documents”).  The Company has delivered or made available to the Purchaser, through the EDGAR system or otherwise, true and complete copies of the SEC Documents filed with the SEC since May 20, 1996.  The Company has not provided to the Purchaser any information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been so disclosed, other than with respect to the transactions contemplated by this Agreement.  As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the SEC promulgated thereunder applicable to such documents, and, as of their respective filing dates, none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements under GAAP and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto.  Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company and its subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

(g)

Subsidiaries.  The SEC Documents or Schedule 2.1(g) hereto sets forth each subsidiary of the Company, showing the jurisdiction of its incorporation or organization and showing the percentage of the Company’s ownership of the outstanding stock or other interests of such subsidiary.  For the purposes of this Agreement, “subsidiary” shall mean any corporation or other entity of which at least a majority of the securities or other ownership interests having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other subsidiaries.  All of the issued and outstanding shares of capital stock of each subsidiary have been duly authorized and validly issued, and are fully paid and non-assessable.  Except as set forth in Schedule 2.1(g) or the SEC Documents, (i) there are no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon any subsidiary for the purchase or acquisition of any shares of capital stock of any subsidiary or any other securities convertible into, exchangeable for or evidencing the rights to subscribe for any shares of such capital stock; (ii) neither the Company nor any subsidiary is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of the capital stock of any subsidiary or any convertible securities, rights, warrants or options of the type described in the preceding sentence; and (iii) neither the Company nor any subsidiary is a party to, nor has any knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of any subsidiary.

(h)

No Material Adverse Effect.  Since the date of the financial statements contained in the most recently filed Form 10-Q or Form 10-K, whichever is most current, no Material Adverse Effect has occurred or exists with respect to the Company, except as disclosed in the SEC Documents or on Schedule 2.1(h) hereto.

(i)

No Undisclosed Liabilities.  Except as disclosed in the SEC Documents or on Schedule 2.1(i) hereto, neither the Company nor any of its subsidiaries has any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) that would be required to be disclosed on a balance sheet of the Company or any subsidiary (including the notes thereto) in conformity with GAAP which are not disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or its subsidiaries’ respective businesses since such date and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company or its subsidiaries.

(j)

No Undisclosed Events or Circumstances. Since the date of the financial statements contained in the most recently filed Form 10-Q or Form 10-K, whichever is most current, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the SEC Documents.

(k)

Indebtedness.  The SEC Documents or Schedule 2.1(k) hereto sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any subsidiary, or for which the Company or any subsidiary has commitments.  For the purposes of this Agreement, “Indebtedness” shall mean (A) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (B) all guaranties, endorsements and contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (C) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP.  Neither the Company nor any subsidiary is in default with respect to any Indebtedness.

(l)

Title to Assets.  Each of the Company and the subsidiaries has good and marketable title to all of its real and personal property reflected in the SEC Documents, free of any mortgages, pledges, charges, liens, security interests or other encumbrances, except for those indicated in the SEC Documents or on Schedule 2.1(1) hereto or such that do not cause a Material Adverse Effect.  All said leases of the Company and each of its subsidiaries are valid and subsisting and in full force and effect.

(m)

Actions Pending.  There is no action, suit, claim, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company or any subsidiary which questions the validity of this Agreement or the transactions contemplated hereby or any action taken or to be taken pursuant hereto or thereto.  Except as set forth in the SEC Documents or on Schedule 2.1(m) hereto, (i) there is no action, suit, claim, investigation or proceeding pending or, to the knowledge of the Company, threatened, against or involving the Company, any subsidiary or any of their respective properties or assets, and (ii) there are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any subsidiary.

(n)

Compliance with Law.  The Company and each of its subsidiaries have all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of their respective businesses as now being conducted by them unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(o)

Taxes.  Except as set forth on Schedule 2.1(o), the Company and each subsidiary has filed all Tax Returns which it is required to file under applicable laws; all such Tax Returns are true and accurate and have been prepared in compliance with all applicable laws; the Company has paid all Taxes due and owing by it or any subsidiary (whether or not such Taxes are required to be shown on a Tax Return) and has withheld and paid over to the appropriate taxing authorities all Taxes which it is required to withhold from amounts paid or owing to any employee, stockholder, creditor or other third parties; and since January 1, 2010, the charges, accruals and reserves for Taxes with respect to the Company (including any provisions for deferred income taxes) reflected on the books of the Company are adequate to cover any Tax liabilities of the Company if its current tax year were treated as ending on the date hereof.

No claim has been made by a taxing authority in a jurisdiction where the Company does not file tax returns that the Company or any subsidiary is or may be subject to taxation by that jurisdiction.  There are no foreign, federal, state or local tax audits or administrative or judicial proceedings pending or being conducted with respect to the Company or any subsidiary; no information related to Tax matters has been requested by any foreign, federal, state or local taxing authority; and, except as disclosed above, no written notice indicating an intent to open an audit or other review has been received by the Company or any subsidiary from any foreign, federal, state or local taxing authority.  There are no material unresolved questions or claims concerning the Company’s Tax liability.  The Company (A) has not executed or entered into a closing agreement pursuant to § 7121 of the Internal Revenue Code or any predecessor provision thereof or any similar provision of state, local or foreign law; and (B) has not agreed to or is required to make any adjustments pursuant to § 481 (a) of the Internal Revenue Code or any similar provision of state, local or foreign law by reason of a change in accounting method initiated by the Company or any of its subsidiaries or has any knowledge that the IRS has proposed any such adjustment or change in accounting method, or has any application pending with any taxing authority requesting permission for any changes in accounting methods that relate to the business or operations of the Company.  The Company has not been a United States real property holding corporation within the meaning of § 897(c)(2) of the Internal Revenue Code during the applicable period specified in § 897(c)(1)(A)(ii) of the Internal Revenue Code.

The Company has not made an election under § 341(f) of the Internal Revenue Code.  The Company is not liable for the Taxes of another person that is not a subsidiary of the Company under (A) Treas. Reg. § 1.1502-6 (or comparable provisions of state, local or foreign law), (B) as a transferee or successor, (C) by contract or indemnity or (D) otherwise.  The Company is not a party to any tax sharing agreement.  The Company has not made any payments, is not obligated to make payments nor is it a party to an agreement that could obligate it to make any payments that would not be deductible under § 280G of the Internal Revenue Code.

For purposes of this Section 2.1(o):

“IRS” means the United States Internal Revenue Service.

“Tax” or “Taxes” means federal, state, county, local, foreign, or other income, gross receipts, ad valorem, franchise, profits, sales or use, transfer, registration, excise, utility, environmental, communications, real or personal property, capital stock, license, payroll, wage or other withholding, employment, social security, severance, stamp, occupation, alternative or add-on minimum, estimated and other taxes of any kind whatsoever (including, without limitation, deficiencies, penalties, additions to tax, and interest attributable thereto) whether disputed or not.

“Tax Return” means any return, information report or filing with respect to Taxes, including any schedules attached thereto and including any amendment thereof.

(p)

Certain Fees.  Except as set forth on Schedule 2.1(p) hereto, no brokers, finders or financial advisory fees or commissions will be payable by the Company or any subsidiary with respect to the transactions contemplated by this Agreement.

(q)

Disclosure.  To the best of the Company’s knowledge, neither this Agreement or the Schedules hereto nor any other documents, certificates or instruments furnished to the Purchaser by or on behalf of the Company or any subsidiary in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading.

(r)

Operation of Business.  The Company and each of the subsidiaries owns or possesses all patents, trademarks, service marks, trade names, copyrights, licenses and authorizations as set forth in the SEC Documents or on Schedule 2.1(r) hereto, and all rights with respect to the foregoing, which are necessary for the conduct of its business as now conducted without any conflict with the rights of others.

(s)

Insurance.  Except as disclosed in the SEC Documents or on Schedule 2.1(s) hereto, the Company carries or will have the benefit of insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and as is customary for companies engaging in similar businesses and similar industries.

(t)

Books and Records.  The records and documents of the Company and its subsidiaries accurately reflect in all material respects the information relating to the business of the Company and the subsidiaries, the location and collection of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company or any subsidiary.

(u)

Material Agreements.  Except as set forth in the SEC Documents, or on Schedule 2.1(u) hereto, neither the Company nor any subsidiary is a party to any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, a copy of which would be required to be filed with the SEC as an exhibit to a registration statement on Form S-1 or other applicable form (collectively, “Material Agreements”) if the Company or any subsidiary were registering securities under the

Securities Act.  Except as set forth on Schedule 2.1(u), the Company and each of its subsidiaries has in all material respects performed all the obligations required to be performed by them to date under the foregoing agreements, have received no notice of default and, to the best of the Company’s knowledge are not in default under any Material Agreement now in effect, the result of which could cause a Material Adverse Effect.  Except as set forth in the SEC Documents, no written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement of the Company or of any subsidiary limits or shall limit the payment of dividends on the Company’s Common Stock.

(v)

Transactions with Affiliates.  Except as set forth in the SEC Documents or on Schedule 2.1(v) hereto, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions exceeding $20,000 between (A) the Company, any subsidiary or any of their respective customers or suppliers on the one hand, and (B) on the other hand, any officer, employee, consultant or director of the Company, or any of its subsidiaries, or any person owning 5% or more of the capital stock of the Company or any subsidiary or any member of the immediate family of such officer, employee, consultant, director or stockholder or any corporation or other entity controlled by such officer, employee, consultant, director or stockholder, or a member of the immediate family of such officer, employee, consultant, director or stockholder.

(w)

Securities Laws.  The Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Shares hereunder.  Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy the Shares or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person (other than the Purchaser), so as to bring the issuance and sale of the Shares under the registration provisions of the Securities Act and applicable state securities laws.  Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Shares.

(x)

Employees.  Neither the Company nor any subsidiary has any collective bargaining arrangements or agreements covering any of its employees.  Except as set forth in the SEC Documents or on Schedule 2.1(x) hereto, neither the Company nor any subsidiary is in breach of any employment contract, agreement regarding proprietary information, noncompetition agreement, nonsolicitation agreement, confidentiality agreement, or any other similar contract or restrictive covenant, relating to the right of any officer, employee or consultant to be employed or engaged by the Company or such subsidiary.  Since the date of the December 31, 2009, Form 10-K, no officer, consultant or key employee of the Company or any subsidiary whose termination, either individually or in the aggregate, could have a Material Adverse Effect, has terminated or, to the knowledge of the Company, has any present intention of terminating his or her employment or engagement with the Company or any subsidiary.

(y)

Absence of Certain Developments.  Except as disclosed in SEC Documents or on Schedule 2.1(y) hereto, since the date of the financial statement contained in the most recently filed Form 10-Q or Form 10-K, whichever is most current, neither the Company nor any subsidiary has:

(i)

issued any stock, bonds or other corporate securities or any rights, options or warrants with respect thereto;

(ii)

borrowed any amount or incurred or become subject to any liabilities (absolute or contingent) except current liabilities incurred in the ordinary course of business which are comparable in nature and amount to the current liabilities incurred in the ordinary course of business during the comparable portion of its prior fiscal year, as adjusted to reflect the current nature and volume of the Company's or such subsidiary's business;

(iii)

discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business;

(iv)

declared or made any payment or distribution of cash or other property to stockholders with respect to its stock, or purchased or redeemed, or made any agreements so to purchase or redeem, any shares of its capital stock;

(v)

sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business;

(vi)

sold, assigned or transferred any patent rights, trademarks, trade names, copyrights, trade secrets or other intangible assets or intellectual property rights, or disclosed any proprietary confidential information to any person except to customers in the ordinary course of business or to the Purchaser or its representatives;

(vii)

suffered any material losses (except for anticipated losses consistent with prior quarters) or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business;

(viii)

made any changes in employee compensation except in the ordinary course of business and consistent with past practices;

(ix)

made capital expenditures or commitments therefor that aggregate in excess of $50,000;

(x)

entered into any other material transaction, whether or not in the ordinary course of business;

(xi)

suffered any material damage, destruction or casualty loss, whether or not covered by insurance;

(xii)

experienced any material problems with labor or management in connection with the terms and conditions of their employment; or

(xiii)

effected any two or more events of the foregoing kind which in the aggregate would be material to the Company or its subsidiaries.

(z)

Governmental Approvals.  Except as set forth in the SEC Documents or on Schedule 2.1(z) hereto, and except for the filing of any notice prior or subsequent to any Settlement Date that may be required under applicable federal or state securities laws (which if required, shall be filed on a timely basis), including the filing of a registration statement or post-effective amendment pursuant to this Agreement, no authorization, consent, approval, license, exemption of, filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the delivery of the Shares, or for the performance by the Company of its obligations under this Agreement.

(aa)

Acknowledgment Regarding Purchaser’s Purchase of Shares.  Company acknowledges and agrees that Purchaser is acting solely in the capacity of arm's length purchaser with respect to this Agreement and the transactions contemplated hereunder.  The Company further acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereunder.  The Company further represents to the Purchaser that the Company's decision to enter into this Agreement has been based solely on (a) the Purchaser’s representations and warranties in Section 2.2, and (b) the independent evaluation by the Company and its own representatives and counsel.

Section 2.2.

Representations and Warranties of the Purchaser.  The Purchaser hereby makes the following representations and warranties to the Company:

(a)

Organization and Standing of the Purchaser.  The Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of the Nevada.

(b)

Authorization and Power.  The Purchaser has the requisite power and authority to enter into and perform the Transaction Documents and to purchase the Shares being sold to it hereunder.  The execution, delivery and performance of the Transaction Documents by Purchaser and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and at the Initial Closing shall constitute valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application

(c)

No Conflicts.  The execution, delivery and performance of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby or relating hereto do not and will not (i) result in a violation of the Purchaser's charter documents or bylaws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument to which the Purchaser is a party, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Purchaser or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a Material Adverse Effect on Purchaser).  The Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to purchase the Shares in accordance with the terms hereof.

(d)

Financial Risks.  The Purchaser acknowledges that it is able to bear the financial risks associated with an investment in the Shares and that it has been given full access to such records of the Company and the subsidiaries and to the officers of the Company and the subsidiaries as it has deemed necessary or appropriate to conduct its due diligence investigation.  The Purchaser is capable of evaluating the risks and merits of an investment in the Shares by virtue of its experience as an investor and its knowledge, experience, and sophistication in financial and business matters and the Purchaser is capable of bearing the entire loss of its investment in the Shares.

(e)

Accredited Investor.  The Purchaser is an “accredited investor” as defined in Regulation D promulgated under the Securities Act.

(f)

General.  The Purchaser understands that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the suitability of the Purchaser to acquire the Shares.

ARTICLE 3
COVENANTS

Section 3.1.

Covenants of the Company.  The Company covenants with the Purchaser as follows:

(a)

 Capital Raising Transactions Constrained.  The Company shall be constrained from any transactions involving the raising of capital through the issuance of stock so long as the Purchaser may be obligated to purchase any Shares pursuant to this Agreement. So long as the Purchaser is so obligated, the Company may not raise additional capital by the issuance or sale of capital stock of the Company, including without limitation shares of any class of Common Stock, any class of preferred stock, options, warrants or any other securities convertible or exercisable into shares of Common Stock (whether the offering is conducted by the Company, an underwriter, placement agent or any third party) unless the Purchaser agrees in writing to any such transaction. For purposes of this Section 3.1(a), Purchaser shall be deemed to be obligated to Purchase Shares if at any time during the term of this Agreement the Company may require the Purchaser to purchase Shares regardless of whether or not all conditions in order to require Purchaser to purchase the Shares currently exist, so long as those conditions could be met in the future. Purchaser shall in good faith analyze any such transaction and will not withhold consent to any transaction it reasonably believes will not materially and negatively affect the Company and/or any Draw Down pursuant to this Agreement. Examples of transactions that Purchaser believes will materially and negatively affect the Company and/or any Draw Down include, but are not limited to, a convertible debenture, another equity line, private placements totaling $100,000 in any month. Notwithstanding the foregoing, equity grants to employees or in-house consultants of the Company shall not be considered a capital raising transaction for purposes of this Section.

(b)

The Shares.  As of the date of each applicable Draw Down Notice, the Company will have authorized and reserved, free of preemptive rights and other similar contractual rights of stockholders, a sufficient number of its authorized but unissued shares of its Common Stock to cover the Draw Down Shares to be issued in connection with such Draw Down requested under this Agreement.  The Draw Down Shares to be issued under this Agreement, when paid for and issued in accordance with the terms hereof, shall be duly and validly issued and outstanding, fully paid and non-

assessable, and the Purchaser shall be entitled to all rights accorded to a holder of Common Stock. Anything in this Agreement to the contrary notwithstanding, the Company shall not make a Draw Down to the extent that such Draw Down exceeds 4.9% of the then outstanding shares of Common Stock.

(c)

Securities Compliance.  If applicable, the Company shall notify the Principal Market, in accordance with its rules and regulations, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Shares to the Purchaser.

(d)

Registration and Listing.  The Company will cause its Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, will comply in all respects with its reporting and filing obligations under the Exchange Act, will comply with all requirements related to any registration statement filed pursuant to this Agreement, and will not take any action or file any document (whether or not permitted by the Securities Act or the Exchange Act or the rules promulgated thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, except as permitted herein.  The Company will take all action necessary to continue the listing or trading of its Common Stock on the Principal Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market and shall provide the Purchaser with copies of any correspondence to or from such Principal Market which questions or threatens delisting of the Common Stock, within three (3) Trading Days of the Company’s receipt thereof, until the Purchaser has disposed of all of the Shares.

(e)

Registration Rights Agreement.  The Company and the Purchaser shall enter into the Registration Rights Agreement in the Form of Exhibit A hereto. Before the Purchaser shall be obligated to accept a Draw Down request from the Company, the Company shall have caused a sufficient number of shares of Common Stock to be registered to cover the Shares to be issued in connection with such Draw Down.

(f)

Accuracy of Registration Statement.

On each Settlement Date, the Registration Statement and the final prospectus included therein (the “Prospectus”) shall not contain any untrue statement of a material fact or omit to state any material fact to be required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances under which they were made; and on such Settlement Date or date of filing of the Registration Statement and the Prospectus therein will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement and the Prospectus therein in reliance upon and in conformity with the information furnished in writing to the Company by the Purchaser specifically for inclusion in the Registration Statement and the Prospectus therein.

(g)

Compliance with Laws.  The Company shall comply, and cause each subsidiary to comply, with all applicable laws, rules, regulations and orders, noncompliance with which could have a Material Adverse Effect.

(h)

Keeping of Records and Books of Account.  The Company shall keep and cause each subsidiary to keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and its subsidiaries, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

(i)

Other Agreements.  The Company shall not enter into any agreement the terms of which such agreement would restrict or impair the ability of the Company to perform its obligations under this Agreement.

(j)

Notice of Certain Events Affecting Registration; Suspension of Right to Request a Draw Down.  The Company will promptly notify the Purchaser in writing and obtain an acknowledgment from Purchaser upon the occurrence of any of the following events (without indicating the nature of such event) in respect of the Registration Statement or related Prospectus in respect of the Shares: (i) receipt of any request for additional information from the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement the response to which would require any amendments or supplements to the Registration Statement or related Prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company’s reasonable determination that a post-effective amendment to the Registration Statement would be appropriate. The Company shall not deliver to the Purchaser any Draw Down Notice during the continuation of any of the foregoing events.  The Company shall promptly make available to the Purchaser any such supplements or amendments to the related Prospectus, at which time, provided that the registration statement and any supplements and amendments thereto are then effective, the Company may recommence the delivery of Draw Down Notices.

(k)

Consolidation; Merger.  The Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity (a

“Consolidation Event”) unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument or by operation of law the obligation to deliver to the Purchaser such shares of stock and/or securities as the Purchaser is entitled to receive pursuant to this Agreement.

(l)

Non-Public Information.  The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide the Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto the Purchaser shall have executed a written agreement regarding the confidentiality and use of such information.  The Company understands and confirms that the Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

(m)

Limitation on Future Financing.  The Company agrees that it will not enter into any other equity line of credit arrangement until the earlier of (i) 24 months from the Effective Date, or (ii) sixty (60) days after the entire Commitment Amount has been purchased by the Purchaser.

(n)

Use of Proceeds.  The proceeds from the sale of the Shares will be used by the Company and its subsidiaries for general and administrative expenses.

(o)

Securities Laws Disclosure; Publicity.  The Company shall, within one (1) Trading Day of the Initial Closing Date, issue a press release or file a Current Report on Form 8-K, in each case reasonably acceptable to Purchaser disclosing the transactions contemplated hereby and make such other filings and notices in the manner and time required by the Commission.  The Company and Purchaser shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither the Company nor Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of Purchaser, or without the prior consent of Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.  Notwithstanding the foregoing, the Company shall not publicly disclose the name of Purchaser, or include the name of Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (a) as required by federal securities law in connection with the Registration Statement contemplated by the Registration Rights Agreement and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchaser with prior notice of such disclosure permitted under subclause (a) or (b).

Section 3.2.

Covenants of Purchaser.   The Purchaser covenants with the Company as follows:

(a)

Prospectus Delivery Requirements.  The Purchaser agrees that it will, whenever required by federal securities laws, deliver the Prospectus included in the Registration Statement to any purchaser of Draw Down Shares from the Purchaser in such manner as is required under the federal securities laws.

(b)

Trading Activities. The Purchaser’s trading activities with respect to the Company’s Common Stock shall be in compliance with all applicable federal and state securities laws, rules and regulations and the rules and regulations of the Principal Market on which the Company’s Common Stock is listed or traded. Neither the Purchaser nor its affiliates has an open short position in the Common Stock of the Company. The Purchaser agrees that it shall not, and that it will cause its affiliates not to, engage in any short sales of or hedging transactions with respect to the Common Stock.

ARTICLE 4
CONDITIONS TO INITIAL CLOSING AND DRAW DOWNS

Section 4.1.

Conditions Precedent to the Obligation of the Company to Sell the Draw Down Shares.  The obligation hereunder of the Company to proceed to close this Agreement and to issue and sell the Shares to the Purchaser is subject to the satisfaction or waiver, at or before the Initial Closing, and as of each Settlement Date of each of the conditions set forth below.  These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

(a)

Accuracy of the Purchaser's Representations and Warranties.  The representations and warranties of the Purchaser shall be true and correct in all material respects as of the date when made and as of the Initial Closing and as of each Settlement Date as though made at that time (except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such dates).

(b)

Performance by the Purchaser.  The Purchaser shall have materially performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to the Initial Closing and as of each Settlement Date.

(c)

No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

Section 4.2.

Conditions Precedent to the Obligation of the Purchaser to Close.  The obligation hereunder of the Purchaser to perform its obligations under this Agreement and to purchase the Shares is subject to the satisfaction or waiver, at or before the Initial Closing, of each of the conditions set forth below.  These conditions are for the Purchaser's sole benefit and may be waived by the Purchaser at any time in its sole discretion.

(a)

Accuracy of the Company's Representations and Warranties.  Except as set forth on the Disclosure Schedules, the disclosure schedules attached to the applicable Draw Down Notice or as disclosed in the SEC Documents, each of the representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Initial Closing as though made at that time (except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such date).

(b)

Performance by the Company.  The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Initial Closing.

(c)

No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d)

No Proceedings or Litigation.  No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Purchaser or the Company or any subsidiary, or any of the officers, directors or affiliates of the Company or any subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

Section 4.3.

Conditions Precedent to the Obligation of the Purchaser to Accept a Draw Down and Purchase the Shares.  The obligation hereunder of the Purchaser to accept a Draw Down request and to acquire and pay for the Shares is subject to the satisfaction at or before each Settlement Date, of each of the conditions set forth below.

(a)

Performance by the Company.  The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company as of each Settlement Date.

(b)

Effective Registration Statement.  The Registration Statement registering the Draw Down Shares to be delivered in connection with the applicable Draw Down shall have been declared effective by the SEC and shall remain effective during the applicable Draw Down Pricing Period and on the applicable Settlement Date.

(c)

Exchange Act Reports.  The Company shall be current in the filing of all reports required by the Exchange Act.

(d)

No Suspension.  The Company’s Common Stock trades in the Principal Market and trading in the Common Stock shall not have been suspended by the SEC or the Principal Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the delivery of each Draw Down Notice), and, at any time prior to such Draw Down Notice, trading in securities generally as reported on the Principal Market shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported on the Principal Market unless the general suspension or limitation shall have been terminated prior to the delivery of such Draw Down Notice.

(e)

Material Adverse Effect.  No Material Adverse Effect and no Consolidation Event where the successor entity has not agreed to perform the Company’s obligations shall have occurred.

ARTICLE 5
DRAW DOWN TERMS

Section 5.1.

Draw Down Terms.  Subject to the satisfaction of the conditions set forth in this Agreement, the parties agree as follows:

(a)

The Company, may, in its sole discretion, make draw downs against the Commitment Amount (each a “Draw Down”) during the Commitment Period, which Draw Downs the Purchaser shall be obligated to accept, subject to the terms and conditions herein.

(b)

Only one Draw Down shall be allowed in each Draw Down Pricing Period.  The number of shares of Common Stock purchased by the Purchaser with respect to each Draw Down shall be determined by determining the Draw Down Amount by the applicable Purchase Price and settled on the first Trading Day after the draw down period (the “Settlement Date”).

(c)

The Company must inform the Purchaser by delivering a draw down notice, in the form of Exhibit 5.1(c) hereto (the “Draw Down Notice”), via facsimile transmission or email in accordance with Section 8.4 as to the dollar amount of the Draw Down (the “Investment Amount”) the Company wishes to exercise.  The Draw Down Notice will not be effective until its receipt is confirmed in writing by the Purchaser via facsimile or email transmission in accordance with Section 8.4.  There must be a minimum of 15 Trading Days between each Draw Down Notice.

(d)

In connection with each Draw Down Pricing Period, the Company may set the Threshold Price in the Draw Down Notice.

(e)

The minimum Investment Amount for any Draw Down shall be $25,000 and the maximum Investment Amount shall be $500,000.  Subject to the foregoing, in the event the maximum Investment Amount is greater than the Commitment Amount, as to such Draw Down only, the remaining amount of the Commitment Amount shall be the amount of such Draw Down.

(f)

The number of Shares of Common Stock to be issued on each Settlement Date shall be a determined by dividing the Investment Amount by the Purchase Price, provided however that the Draw Down will be:

(i)

cancelled at the option of the Company if the Purchase Price is less than the Threshold Price;

(ii)

cancelled at the option of the Purchaser if during any Trading Day during a Draw Down Pricing Period trading of the Common Stock on the Principal Market is suspended for more than three (3) hours, in the aggregate;

(iii)

cancelled at the option of the Purchaser if during any Trading Day during a Draw Down Pricing Period sales of Draw Down Shares made under the Registration Statement are suspended in accordance with Sections

3(j) and 5(e) of the Registration Rights Agreement for more than three (3) hours, in the aggregate; and

(iv)

cancelled at the option of the Purchaser in accordance with Section 5.1(h) due to a delay in delivery of the shares.

Notwithstanding the above, the maximum number of Shares which the Purchaser will be obligated to purchase on any Settlement Date will be equal to the number determined by multiplying the average daily trading volume of the Common Stock for the 30 Trading Days immediately preceding the date of the delivery of the Draw Down Notice by 5.  In the event the maximum number of Shares purchased multiplied by the Purchase Price is less than the Investment Amount, the Investment Amount will be reduced to such lesser amount.  The Purchaser’s obligation to purchase any Shares will remain subject to the provisions of Section 5.1(e).

At no time will the Purchaser be obligated to purchase, in connection with any Draw Down Notice, Shares of Common Stock which, when added to the number of shares of Common Stock beneficially owned by the Purchaser will result in Purchaser owning more than 4.9% of the outstanding shares of the Company’s Common Stock.

(g)

On each Settlement Date, the Shares purchased by the Purchaser shall be delivered to The Depository Trust Company (“DTC”) on the Purchaser’s behalf.  Upon the Company electronically delivering whole shares of Common Stock to the Purchaser or its designees via DTC through its Deposit Withdrawal Agent Commission (“DWAC”) system by 1:00 p.m. ET, the Purchaser shall wire transfer immediately available funds to the Company’s designated account on such day.  Upon the Company electronically delivering whole shares of Common Stock to the Purchaser or its designee’s DTC account via DWAC after 1:00 p.m. ET, the Purchaser shall wire transfer next day available funds to the Company’s designated account on such day.

(h)

The Company understands that a delay in the delivery of the Draw Down Shares into the Purchaser’s DTC account beyond five (5) Trading Days after the dates set forth herein, could result in economic loss to the Purchaser. Notwithstanding anything herein to the contrary, as compensation to the Purchaser for such loss, the Company agrees to pay late payments to the Purchaser for late delivery after three (3) Trading Days from such dates in accordance with the following schedule (where “No. Trading Days Late” is defined as the number of Trading Days beyond three (3) Trading Days from the dates which such Draw Down Shares are to be delivered into the Purchaser’s DTC account via the DWAC system):

No. Trading Days Late	Late Payment for Each $5,000 of Draw Down Shares Being Purchased
1	$100
2	$200
3	$300
4	$400
5	$500
6	$600
7	$700
8	$800
9	$900
10	$1000
More than 10	$1,000 +$350 for each Trading Day Late beyond 10 Trading Days

The Purchaser may reduce the Investment Amount by the payments incurred under this Section 5.1(h).

Notwithstanding the above, if the Draw Down Shares are delivered to the Purchaser more than five (5) Trading Days Late, then the Purchaser, at its option, may either reduce the Investment Amount by the payments incurred under this Section 5.1(b) or reduce the Investment Amount to the amount determined by multiplying the Draw Down Shares delivered to the Purchaser by 65% of the lowest closing bid price of the Company’s common stock (as reported by the market or quotation service on which the Company’s shares trade) during the nine (9) Trading Days preceding the date the Draw Down Shares were delivered to the Purchaser.

Notwithstanding the above, if the No. Trading Days Late exceeds five (5), then, at the option of the Purchaser, the Purchaser may cancel the Draw Down.

Nothing herein shall limit the Purchaser’s right to pursue injunctive relief and/or actual damages for the Company’s failure to issue and deliver the Draw Down Shares to the Purchaser.

(i)

The Purchaser acknowledges that any delay in the funding of the Investment Amount would be detrimental to the Company.  Accordingly, as compensation to the Company for any delay in funding the Investment Amount pursuant to Section 5.1(g) above, the Purchaser agrees that for each day that passes without such funding obligations being met, the Purchaser shall pay a late fee of $100.

ARTICLE 6
TERMINATION

Section 6.1.

Term.  The term of this Agreement shall begin on the date hereof and shall end 24 months from the Effective Date or as otherwise set forth in Section 6.2.  Notwithstanding anything to the contrary herein, in the event that a Draw Down Notice is exercised such that the Draw Down Pricing Period extends beyond the second anniversary of the Effective Date, such Draw Down Period shall end at least five (5) Trading Days prior to the second anniversary of the Effective Date and all Draw Down Shares purchased shall be settled within two (2) Trading Days of such date, otherwise in accordance with Section 5.1(g) herein.

Section 6.2.

Other Termination.

(a)

This Agreement shall terminate upon one (1) Trading Day’s notice if (i) an event resulting in a Material Adverse Effect has occurred and has not been cured for a period of thirty (30) days after giving notice thereof, (ii) the Common Stock is de-listed from the Principal Market unless such de-listing is in connection with the Company’s subsequent listing of the Common Stock on the Nasdaq National Market, Nasdaq SmallCap Market, the American Stock Exchange or the New York Stock Exchange, or (iii) the Company files for protection from creditors under any applicable law.

(b)

The Company may terminate this Agreement upon one (1) Trading Day’s notice if the Purchaser shall fail to fund more than one properly noticed Draw Down within five (5) Trading Days of the end of the applicable Settlement Period.

(c)

The Purchaser may terminate this Agreement upon one (1) Trading Day’s notice if the Purchaser cancels more than three (3) Draw Downs pursuant to Section 5.1(h) for failure by the Company or its transfer agent to make timely delivery of the Draw Down Shares.

Section 6.3.

Effect of Termination.

In the event of termination of this Agreement pursuant to Section 6.2 herein, written notice thereof shall forthwith be given to the other party and the transactions contemplated by this Agreement shall be terminated without further action by either party.  If this Agreement is terminated as provided in Section 6.1 or 6.2 herein, this Agreement shall become void and of no further force and effect, except for Sections 8.1, 8.2 and 8.9, and Article 7 herein.  Nothing in this Section 6.3 shall be deemed to release the Company or the Purchaser from any liability for any breach under this Agreement, or to impair the rights of the Company or the Purchaser to compel specific performance by the other party of its obligations under this Agreement.

ARTICLE 7
INDEMNIFICATION

Section 7.1.

General Indemnity.

(a)

The Company agrees to indemnify and hold harmless the Purchaser (and its directors, officers, affiliates, agents, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by the Purchaser as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Company herein.

(b)

The Purchaser agrees to indemnify and hold harmless the Company and its directors, officers, affiliates, agents, successors and assigns from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by the Company as result of any material inaccuracy in or breach of the representations, warranties or covenants made by the Purchaser herein.  Notwithstanding anything to the contrary herein, the Purchaser shall be liable under this Section 7.1(b) for only that amount as does not exceed the net proceeds to the Purchaser as a result of the sale of the Shares.

Section 7.2.

Indemnification Procedure.  Any party entitled to indemnification under this Article 7 (an "Indemnified Party") will give written notice to the indemnifying party of any matters giving rise to a claim for indemnification; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article 7 except to the extent that the indemnifying party is actually prejudiced by such failure to give notice.  In case any action, proceeding or claim is brought against an Indemnified Party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of counsel to the Indemnified Party a conflict of interest between it and the indemnifying party may exist with respect of such action, proceeding or claim, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party.  In the event that the indemnifying party advises an Indemnified Party that it will contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the Indemnified Party may, at its option, defend, settle or otherwise compromise or pay such action or claim.  In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the Indemnified Party's costs (including reasonable attorneys’ fees, charges and disbursements) and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder.  The Indemnified Party shall cooperate fully with the indemnifying party in connection with any settlement negotiations or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party, which relates to such action or claim.  The indemnifying party shall keep the Indemnified Party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto.  If the indemnifying party elects to defend any such action or claim, then the Indemnified Party shall be entitled to participate in such defense with one counsel of its choice at its sole cost and expense.  The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent.  Notwithstanding anything in this Article 7 to the contrary, the indemnifying party shall not, without the Indemnified Party’s prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the Indemnified Party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the Indemnified Party of a release from all liability in respect of such claim.  The indemnification required by this Article 7 shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, within ten (10) Trading Days of written notice thereof to the indemnifying party so long as the Indemnified Party irrevocably agrees to refund such moneys, with interest, if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification.  The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the Indemnified Party against the indemnifying party or others, and (b) any liabilities to which the indemnifying party may be subject.

ARTICLE 8
MISCELLANEOUS

Section 8.1.

Fees and Expenses.  Each of the parties to this Agreement shall pay its own fees and expenses related to the transactions contemplated by this Agreement; except that, the Company shall pay, at the Initial Closing, a non-accountable expense allowance of $5,000 for the Purchaser’s legal, administrative and due diligence costs and expense.  In addition, the Company shall pay all reasonable fees and expenses incurred by the Purchaser in connection with any subsequent amendments, modifications or waivers of this Agreement, or the Registration Rights Agreement or incurred in connection with the enforcement of this Agreement, and the Registration Rights Agreement, including, without limitation, all reasonable attorneys’ fees and expenses if such subsequent amendment, modification or waiver is at the request of the Company.  The Company shall pay all stamp or other similar taxes and duties levied in connection with issuance of the Shares pursuant hereto.

Section 8.2.

Specific Enforcement.  The Company and the Purchaser acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

Section 8.3.

Entire Agreement.  The Transaction Documents contain the entire understanding of the parties with respect to the matters covered in the Transaction Documents.  No provision of this Agreement may be waived or amended and no condition to closing any Draw Down in favor of the Purchaser may be waived by the Purchaser.

Section 8.4.

Notices.  Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery, email delivery or facsimile at the address or number designated below (if delivered on a Business Day during normal business hours where such notice is to be received), or the first Business Day following such delivery (if delivered other than on a Business Day during normal business hours where such notice is to be received) or (b) on the second Business Day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be:

If to the Company:

Medizone International, Inc.

ATTN:  Edwin G. Marshall, CEO

144 Buena Vista

Stinson Beach, CA 94970

Facsimile:

Email: medoz3int@yahoo.com

With a copy (which shall

Durham Jones & Pinegar, P.C.

not constitute notice) to:

111 East Broadway, Suite 900

Salt Lake City, UT 84111

ATTN: Kevin R. Pinegar

Facsimile: 801-415-3500

E-mail: kpinegar@djplaw.com

If to the Purchaser:

Mammoth Corporation

ATTN: Brad Hare, President

1 First Bank Plaza

Suite 205

Lake Zurich, IL 60047

Facsimile: (847) 540-5045

Email: mammothcorp@hotmail.com

Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other party hereto in accordance herewith.

Section 8.5.

Waivers.  No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

Section 8.6.

Headings.  The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

Section 8.7.

Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.  The Purchaser may not assign this Agreement or any rights or obligations hereunder.

Section 8.8.

No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person, except as set forth in Section 7.

Section 8.9.

Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of Illinois, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state court sitting in Lake County, Illinois.  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state court sitting in Lake County, Illinois for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction

Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper.  Each party hereto (including its affiliates, agents, officers, directors and employees) hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

Section 8.10.

Counterparts.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.  Execution may be made by delivery by facsimile.

Section 8.11.

Severability.  The provisions of this Agreement are severable and, in the event that any court or officials of any regulatory agency of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible, so long as such construction does not materially adversely effect the economic rights of either party hereto.

Section 8.12.

Further Assurances.  From and after the date of this Agreement, upon the request of the Purchaser or the Company, each of the Company and the Purchaser shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

Section 8.13.

Effectiveness of Agreement.  This Agreement shall become effective only upon satisfaction of the conditions precedent to the Initial Closing.

ARTICLE 9
DEFINITIONS

Section 9.1.

Certain Definitions.

(a)

“Business Day” shall mean a day other than Saturday, Sunday or any day on which banks located in the States of California are authorized or obligated to close.

(b)

“Commitment Amount” shall have the meaning assigned to such term in Section 1.1 hereof.

(c)

“Commitment Period” shall mean the period of 24 consecutive months commencing immediately after the Effective Date.

(d)

“Common Stock” shall mean the Company’s common stock and any securities into which such common stock may hereafter be reclassified into.

(e)

“Draw Down” shall have the meaning assigned to such term in Section 5.1(a) hereof.

(f)

“Draw Down Notice” shall have the meaning assigned to such term in Section 5.1(c) hereof.

(g)

“Draw Down Pricing Period” shall mean the period of five consecutive Trading Days preceding the receipt of the shares pursuant to the Draw Down Notice.

(h)

“Draw Down Shares” shall mean the shares of Common Stock issuable pursuant to a Draw Down.

(i)

“Effective Date” shall mean the date the Registration Statement of the Company covering the Shares being subscribed for hereby is declared effective by the SEC.

(j)

“Exchange Act” shall mean the Securities and Exchange Act of 1934, as amended.

(k)

“GAAP” shall mean the United States Generally Accepted Accounting Principles as those conventions, rules and procedures are determined by the Financial Accounting Standards Board and its predecessor agencies.

(l)

“Initial Closing” shall have the meaning assigned to such term in Section 1.2 hereof.

(m)

“Initial Closing Date” shall have the meaning assigned to such term in Section 1.2 hereof.

(n)

“Investment Amount” shall have the meaning assigned to such term in Section 5 hereof.

(o)

“Material Adverse Effect” shall mean any adverse effect on the business, operations, properties, or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its material obligations under this Agreement or the Registration Rights Agreement or to perform its obligations under any other Material Agreement (as defined in Section 2.1(u)).

(p)

“Principal Market” shall mean initially the OTC Bulletin Board  and shall include the Nasdaq National Market, the Nasdaq Small-Cap Market, the New York Stock Exchange and the American Stock Exchange if the Company becomes listed and trades on such market or exchange after the date hereof. The Principal Market shall also include any market in which the Company’s shares may be quoted provided that the Company continues to be registered under Section 12(g) and subject reporting requirements of the Exchange Act.

(q)

“Purchase Price” shall mean, with respect to Draw Down Shares purchased during each applicable Draw Down Pricing Period, 75% of the lowest closing bid price of the Company’s Common Stock (as reported by the Market or quotation service on which the company’s shares trade) during the Draw Down Pricing Period.

(r)

“Registration Statement” shall mean the registration statement under the Securities Act of 1933, as amended (the “Securities Act”), to be filed with the Securities and Exchange Commission for the registration of the Shares pursuant to the Registration Rights Agreement attached hereto as Exhibit A (the “Registration Rights Agreement”).

(s)

      “SEC” shall mean the Securities and Exchange Commission.

(t)

“SEC Documents” shall mean the Company’s latest Form 10-K or Form 10-KSB as of the time in question, all Forms 10-Q or 10-QSB and 8-K filed thereafter, and the Proxy Statement for its latest fiscal year as of the time in question until such time as the Company no longer has an obligation to maintain the effectiveness of a Registration Statement as set forth in the Registration Rights Agreement.

(u)

“Settlement” shall mean the delivery of the Draw Down Shares into the Purchaser’s DTC account in exchange for payment therefor.

(v)

“Settlement Date” shall have the meaning assigned to such term in Section 5.1(b).

(w)

“Shares” shall mean the Draw Down Shares.

(x)

“Threshold Price” shall mean the price per Share designated by the Company as the lowest Purchase Price during any Draw Down Pricing Period at which the Company will sell its Common Stock in accordance with this Agreement.

(y)

“Trading Day” shall mean any day on which the Principal Market is open for business.

(z)

“Transaction Documents” shall mean this Agreement and the Registration Rights Agreement.

 [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorize officer as of this 17th day of November, 2010.

MAMMOTH CORPORATION

By:

/s/ Brad Hare

       Brad Hare, President

MEDIZONE INTERNATIONAL, INC.

By:

/s/ Edwin G. Marshall

       Edwin G. Marshall, Chief Executive Officer

SCHEDLE 2.1(c)

None

SCHEDULE 2.1(o)

The Company is working on getting current with the State of California on back taxes of approximately $14,000.

SCHEDULE 2.1(y)

None

EXHIBIT 5.1(c)

FORM OF DRAW DOWN NOTICE

MEDIZONE INTERNATIONAL, INC.

The undersigned hereby certifies, with respect to shares of Common Stock of Medizone International, Inc. (the “Company”) issuable in connection with this Draw Down Notice dated _____________ (the “Notice”), delivered pursuant to the Common Stock Purchase Agreement dated ______, 2010 (the “Agreement”), as follows:

1.

The undersigned is the duly appointed Chief Executive Officer or Chief Financial Officer of the Company.

2.

The representations and warranties of the Company set forth in the Agreement are true and correct in all material respects as though made on and as of the date hereof, except for representations and warranties expressly made as of a particular date.

3.

The Company has performed in all material respects all covenants and agreements and conditions required under the Agreement to be performed by the Company on or prior to the date of this Draw Down Notice.

4.

The Investment Amount is $___________.

5.

The Number of Shares issued pursuant to this Draw Down is __________ .

6.

(Optional) The Threshold Price for purposes of this Draw Down is $_______.

The undersigned has executed this Certificate this ____ day of ________, _____.

MEDIZONE INTERNATIONAL, INC.

By:

Name:

Title:

EXHIBIT A

REGISTRATION RIGHTS AGREEMENT